                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           STAR TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                            [STAR TECHNOLOGIES LOGO]

                                   NOTICE OF
                              1998 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

                            STAR TECHNOLOGIES, INC.

                                 515 SHAW ROAD
                            STERLING, VIRGINIA 20166

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The 1998 Annual Meeting of Stockholders of Star Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn at 1000 Sully Road, Sterling, Virginia, on Thursday, May 21, 1998, at 11:00 a.m., for the following purposes:

          (1) To elect one Director to hold office for a term of three years;
     and

          (2) To transact any other business that may properly come before the meeting or any adjournments thereof.

     Stockholders who wish to bring other business before the Annual Meeting must comply with the provisions of Section 2.1 of the By-Laws of the Company.

     Only stockholders of record at the close of business on March 25, 1998, are entitled to vote at the Annual Meeting or any adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting at the Company's principal executive offices at 515 Shaw Road, Sterling, Virginia.

                                          By Order of the Board of Directors

                                          Brenda A. Potosnak
                                          Secretary

April 28, 1998

--------------------------------------------------------------------------------
     THE FORM OF PROXY IS ENCLOSED. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.
--------------------------------------------------------------------------------

                            [STAR TECHNOLOGIES LOGO]

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                  MAY 21, 1998

     The enclosed proxy is solicited on behalf of the Board of Directors of Star Technologies, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Holiday Inn at 1000 Sully Road, Sterling, Virginia, on Thursday, May 21, 1998 at 11:00 a.m., or any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy will be mailed to stockholders on or about April 28, 1998. The Company's principal executive office is located at 515 Shaw Road, Sterling, Virginia 20166.

     Any person signing and returning the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company or by voting in person at the meeting.

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitation initially will be made by mail. Further solicitation may be made by telephone, telegram or in person by officers and employees of the Company who would be reimbursed by the Company for any costs they might incur in making any solicitation. Brokerage houses, custodians, nominees, fiduciaries and others acting in a representative capacity will be requested to forward the proxy solicitation material to the beneficial owners of the Company's stock and the Company will reimburse them for their reasonable expenses.

                               VOTING SECURITIES

     All voting rights are vested exclusively in the holders of the Company's common stock, having a par value of $.01 per share ("Common Stock"), and the Company's preferred stock, having a par value of $.01 per share ("Preferred Stock"). Three series of Preferred Stock are issued and outstanding: the Series A Preferred Stock ("Series A Stock"), the Series B Senior Preferred Stock ("Series B Stock") and the Series C Senior Preferred Stock ("Series C Stock").

     With regard to the election of Directors of the Company, and to any other business that may properly come before the Annual Meeting, the holders of Common Stock and Preferred Stock vote together as a single class. Each share of Common Stock is entitled to one vote. Each share of Preferred Stock is entitled to vote on an "as if converted" basis. Each share of Series A Stock was, as of the record date, convertible into 7.20 shares of Common Stock. Each share of Series B Stock and each share of Series C Stock were, as of the record date, convertible into 100 shares of Common Stock.

     Only stockholders of record at the close of business on March 25, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On March 25, 1998, the Company had outstanding 21,356,384 shares of Common Stock; 13,200 shares of Series A Stock, which vote as if converted to 95,040 shares of Common Stock; 11,917 shares of Series B Stock, which vote as if converted to 1,191,700 shares of Common Stock; and 7,945 shares of Series C Stock, which vote as if converted to 794,500 shares of Common Stock. The presence of a majority of the shares of Common Stock and Common Stock equivalents represented by the Preferred Stock, in person or by proxy, will constitute a quorum for the Annual Meeting.

     All shares of Common Stock and Preferred Stock will vote to elect the Directors at the Annual Meeting. The presence of a majority of the shares, in person or by proxy, will constitute a quorum for the election of the Directors. All shares of Common Stock and Preferred Stock will vote on any other business that may be considered at the Annual Meeting or any adjournments thereof. Under Delaware law and the Company's Restated Certificate of Incorporation, if a quorum is present at the Annual Meeting, each nominee for Director who receives the greatest number of votes cast for the election of each Director at the Annual Meeting by the shares present in person or by proxy and entitled to vote shall be elected a Director and, except as described below, any other matters submitted to a vote of the stockholders must be approved by the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the subject matter. With regard to the election of Directors, an abstention will not be counted either in favor of or against the election of the nominee. Abstention from voting will have the practical effect of voting against any other matter voted upon at the Annual Meeting since it is one less vote for approval. Broker nonvotes will have no impact on any matter voted upon at the Annual Meeting since they are not considered "shares present" for voting purposes.

     Unless otherwise indicated, reference to "voting" stock throughout this Proxy Statement assumes the full conversion of the relevant series of Preferred Stock to Common Stock and reference to "shares" includes both shares of outstanding Common Stock and shares of Common Stock into which the relevant series of Preferred Stock is or are convertible.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table shows the beneficial ownership, on March 25, 1998, of
(i) each person known by the Company to be the beneficial owner of more than five percent of any class of the Company's stock, (ii) each Director, (iii) the Named Executive Officers as defined under "Executive Compensation" below and
(iv) all of the Company's Directors and executive officers as a group. Because each series of Preferred Stock is convertible into Common Stock (see "Voting Securities" above), each beneficial owner of Preferred Stock is deemed by the Securities and Exchange Commission (the "SEC") to be the beneficial owner of the number of shares of Common Stock into which such Preferred Stock is convertible. Therefore, in indicating the number of shares of Common Stock and the percentage of the class of Common Stock beneficially owned by each person, the table's figures assume that such person has converted into Common Stock all shares of Preferred Stock of which such person is the beneficial owner. For this reason, the table contains substantial duplication in the number of shares and percentages of Common Stock.

                            PERCENT OF VOTING POWER

                                                                   AMOUNT AND
                                                                   NATURE OF       PERCENT
                    NAME OF                                        BENEFICIAL         OF
               BENEFICIAL OWNER                  TITLE OF CLASS   OWNERSHIP(1)     CLASS(2)
-----------------------------------------------  --------------   ------------     --------
Principal Stockholders
-----------------------------------------------
General Electric Company                         Common Stock      2,610,539(3)      11.2%
3135 Easton Turnpike                             Series B Stock       11,917        100.0%
Fairfield, CT 06431                              Series C Stock        7,945        100.0%

Intrafed, Inc.                                   Common Stock      1,300,000          6.1%
11920 Ledgerock Court
Potomac, MD 20954

Gale & Co.                                       Common Stock         50,400(4)       *
  c/o Harris Trust & Savings Bank                Series A Stock        7,000         53.0%
P.O. Box 71940
Chicago, IL 60694

Stuebner Properties                              Common Stock         20,160(4)       *
7000 Northland Circle                            Series A Stock        2,800         21.2%
Minneapolis, MN 55428

Inland Investment Co., Inc.                      Common Stock         10,800(4)       *
2 East Mifflin, Suite 901                        Series A Stock        1,500         11.4%
Madison, WI 53703-2860

Directors
-----------------------------------------------
Alan O. Maxwell                                  Common Stock      1,108,210(5)       5.2%
Carl E. Ravin                                    Common Stock         50,000(6)       *
Herbert F. Schantz                               Common Stock         40,000(7)       *

Named Executive Officers
-----------------------------------------------
Robert C. Compton**                              Common Stock        465,959(8)       2.1%
Brenda A. Potosnak                               Common Stock         26,500(6)       *

All executive officers and Directors as a group  Common Stock      1,691,669(9)       7.7%
  (6 persons)

---------------
  * Less than one percent.

 ** Also serves as a Director.

(1) A person is considered to "beneficially own" any shares over which such person directly or indirectly exercises sole or shared voting or investment power or of which such person has the right to acquire beneficial ownership within sixty days (for example, through the conversion of securities or exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the above shares is exercised solely by the beneficial owner or shared by such owner and such owner's spouse or children.

(2) Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) Includes 1,191,700 shares of Common Stock issuable upon the conversion of Series B Stock and 794,500 shares of Common Stock issuable upon the conversion of Series C Stock.

(4) Represents shares of Common Stock issuable upon the conversion of Series A Stock.

(5) Includes 100,000 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of March 25, 1998.

(6) Represents shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of March 25, 1998.

(7) Includes 20,000 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of March 25, 1998.

(8) Includes 350,000 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of March 25, 1998.

(9) Includes 546,500 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of March 25, 1998.

                             ELECTION OF DIRECTORS

     There are five positions on the Company's Board of Directors. One of these positions is and will remain vacant until such time as the Board of Directors acts to fill it.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

     The term of Mr. Maxwell expires on the date of the 1998 Annual Meeting. The term of Mr. Schantz expires on the date of the 1999 Annual Meeting. The terms of Dr. Ravin and Mr. Compton expire on the date of the 2000 Annual Meeting. Mr. Meshinsky, appointed to the Board of Directors in July 1997, resigned from the Board of Directors effective March 1998. The Board has nominated Mr. Maxwell for re-election to the Board for a term of three years, or until the election and qualification of a successor or death, resignation or removal from office. Thus, the holders of Common Stock and Preferred Stock will vote to fill one Board position at the Annual Meeting. The persons named on the enclosed proxy intend to vote for the re-election of Mr. Maxwell to the Board of Directors. In the event that Mr. Maxwell becomes unable to stand for re-election as Director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

INFORMATION REGARDING DIRECTORS OF THE COMPANY

     ROBERT C. COMPTON, age 50, has served as a Director since July 1988 and was elected Chairman of the Board in March 1990. He has served as Chief Executive Officer since October 1989 and as President since June 1988. His previous positions with the Company include Executive Vice President and Vice President - Finance, Administration and Corporate Development. Prior to joining the Company in 1985, he served for seventeen years in various management, financial and corporate auditing positions at the General Electric Company ("GE"). He is a vice-chairman and director of Virginia's Center for Innovative Technology and a director of the Northern Virginia Technology Council.

     ALAN O. MAXWELL, age 68, has served as a Director since 1981. He has served as Managing Director of Maxwell Management, a capital and management company, since 1989. He was Chairman and President of Sunny Service Stations, Inc., a chain of retail and wholesale fuel distribution centers and convenience food stores, from 1984 until 1988. He is a director of Excel Sports Science.

     CARL E. RAVIN, age 54, has served as a Director since February 1994. Dr. Ravin is the Chairman of the Department of Radiology at Duke University Medical Center and Professor of Radiology at Duke University, where he has been associated since 1978. He is a nationally known expert in thoracic radiology, currently serves on the editorial board of the "Journal of Thoracic Imaging," and is a Fellow of the American College of Chest Physicians and the American College of Radiology. Dr. Ravin has served for a number of years on the General Electric Medical Advisory Board.

     HERBERT F. SCHANTZ, age 67, has served as a Director since August 1997. He has been President of H.L.S. Associates International, a consulting firm focused on the application of imaging and information technologies to automate business work processes, since 1987. Mr. Schantz is a director of TAWPI, The Association for Work Process Improvement and President of the Washington Chapter of TAWPI. Mr. Schantz is a member of the National Conference Planning Group of AIIM, the Association of Image and Information Management and has served on the executive committee of the AIIM-National Capital Chapter. He has published numerous reports and papers on information technologies, document markets and work process automation in journals and magazines worldwide. He has also authored several books on information technologies and document processing automation.

COMMITTEES OF THE BOARD OF DIRECTORS

     During the nine months ended December 31, 1997, there were seven meetings of the Board of Directors. The Audit Committee did not meet during the nine months ended December 31, 1997. The Compensation Committee of the Board met once during the nine months ended December 31, 1997. The Board of Directors does not have a Nominating Committee.

     The Audit Committee, currently consisting of Messrs. Maxwell and Schantz and Dr. Ravin, is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and reporting practices and its system of internal accounting controls. The Compensation Committee, currently consisting of Messrs. Maxwell and Schantz and Dr. Ravin, principally reviews and approves the salaries, bonuses and stock options of executive officers of the Company.

COMPENSATION OF DIRECTORS

     Directors' fees may be paid in cash or Common Stock, or a combination thereof, at the discretion of each Director. Fees are not paid to the Chairman or to Directors who are employees of the Company or under consulting agreements with the Company. The Company's policy is to pay to each eligible Director $8,000 annually plus $1,000 for each regular meeting and $500 for each conference telephone meeting of the Board of Directors attended and to reimburse each eligible Director for any expenses incurred as a result of such meetings attended. No additional fees are paid for committee participation. Mr. Schantz is under a consulting agreement with the Company. During the nine months ended December 31, 1997, the Company paid Mr. Schantz $55,000 and granted him an option to purchase 80,000 shares of Common Stock.

     The Company believes that it is important for directors to have a personal interest in the success of the Company and for their interests to be aligned with those of the Company's stockholders. Therefore, in addition to the cash compensation described above, each nonemployee Director, under the 1989 Stock Option Plan for Nonemployee Directors (the "1989 Plan"), annually receives options to purchase 10,000 shares of Common Stock, subject to the limitations that a nonemployee Director may not receive options or rights to purchase in the aggregate more than 100,000 shares pursuant to the 1989 Plan or any other plan of, or agreement with, the Company and that no more than an aggregate of 700,000 shares may be granted under the 1989 Plan. Mr. Schantz is ineligible to receive options under the 1989 Plan as he has received options and compensation pursuant to other plans of the Company. Options have an exercise price equal to the fair market value of the shares covered by the option at the time of the grant and are exercisable immediately.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") establishes and oversees the general compensation policies of the Company, including the review and approval of compensation levels and cash incentive initiatives for the executive officers, and administers the Company's employee compensation plans. The Committee encourages executive officers to take equity positions in the Company's stock. The Committee is composed of three nonemployee Directors.

     Executive officers are generally compensated through a combination of base salary, year-end performance bonuses and stock options. The officers, as well as substantially all full-time employees, are eligible to participate in the Company's 401(k) Plan. The Company provides compensation that helps attract, retain and motivate the skilled people it requires. The Committee reviews annually with the full Board of Directors compensation for all of the Company's officers, along with annual performance reviews evaluating the criteria listed below.

     In determining base salary and salary increases, the Committee considers such variables as the officer's attainment of individual and corporate performance criteria, especially increased revenue and profitability, as well as the officer's expertise, responsibilities, and contributions to corporate teamwork and efficiency. The Committee also considers the salary of officers with comparable responsibilities and performance criteria of other companies with which the Company competes for executive officers. There was no change to the Chief Executive Officer's or other executive officers' base pay in the nine months ending December 31, 1997.

     The Committee believes that year-end bonuses for the Chief Executive Officer and the other top executive officers must be tied to the achievement of profitability objectives, business growth and the Company's overall performance, both current and long-term. All bonus awards are the sole responsibility of the Committee and are based on the philosophy that incentive compensation should be directly and materially linked to the operating results of the Company. Because of the short transitional year, no bonuses were paid to the Chief Executive Officer or other executive officers for the nine months ended December 31, 1997.

     The long-term component of the compensation for the Chief Executive Officer and other executive officers has been the award of stock options, which aligns the interests of the executive officers with those of the stockholders. An award of stock options has historically been granted to the executive officers when hired and in connection with a significant change in responsibilities. When making stock option grants for executive officers, the Committee considers the responsibility level of the executive officer and the Company's performance, especially increasing revenue and profitability. The stock options generally become exercisable over a five-year period, and have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. The Committee did not grant options to the Chief Executive Officer or other executive officers during the nine months ended December 31, 1997.

     Due to the changing nature of the Company's business, the Committee is evaluating compensation and alternative long-term compensation incentives.

                                          Alan O. Maxwell
                                          Carl E. Ravin
                                          Herbert F. Schantz

                               PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
  AMONG STAR TECHNOLOGIES, INC. COMMON STOCK, THE NASDAQ STOCK MARKET-US INDEX
           AND THE NASDAQ COMPUTER AND DATA PROCESSING SERVICES INDEX


                                                                          STAR        NASDAQ COMPUTER &   NASDAQ STOCK
                     MEASUREMENT PERIOD                              TECHNOLOGIES,     DATA PROCESSING     MARKET US
                   (FISCAL YEAR COVERED)                                  INC.             INDEX             INDEX
3/92                                                                       100               100               100
3/93                                                                       125               106               115
3/94                                                                        29               129               112
3/95                                                                        33               196               159
3/96                                                                        38               242               195
3/97                                                                       108               297               240

     In last year's proxy notice, the Company used the Nasdaq Computer Index as its peer group index. Due to the change in the Company's line of business during 1997, the Nasdaq Computer Index is no longer relevant. The Company has therefore chosen the NASDAQ Computer and Data Processing Services Index as its peer group index. Had the Company used the Nasdaq Computer Index for this performance graph, the return at December 31, 1997 for this index would have been $266.

     The Board of Directors and the Committee recognize that although the market price of stock is influenced by many factors, a key factor is company performance. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                           SUMMARY COMPENSATION TABLE

     Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the nine months ended December 31, 1997 and the fiscal years ended March 31, 1997 and 1996 of the Chief Executive Officer and the other executive officers (collectively, the "Named Executive Officers"), whose annual salary and bonus exceeded $100,000.

                                                                     ANNUAL
                  NAME AND                          PERIOD        COMPENSATION
             PRINCIPAL POSITION                     ENDED            SALARY           BONUS
--------------------------------------------       --------       ------------       --------
Robert C. Compton                                  12/31/97         $127,000(1)            --
Chairman of the Board, President and                3/31/97         $160,000         $100,000(2)
  Chief Executive Officer                           3/31/96         $160,000               --
Brenda A. Potosnak                                 12/31/97         $ 75,000(3)            --
Vice President of Finance & Administration,         3/31/97         $ 94,000               --
  Secretary, Treasurer, & Chief Financial           3/31/96         $ 79,000               --
  Officer

---------------
(1) For the twelve months ended December 31, 1997, Mr. Compton's annual salary and bonus was $160,000.

(2) Represents bonus for successful resolution of key corporate issues.

(3) For the twelve months ended December 31, 1997, Ms. Potosnak's annual salary and bonus was $100,000.

OPTION GRANTS IN THE NINE MONTH PERIOD ENDED DECEMBER 31, 1997

     No stock options were granted to the Named Executive Officers during the nine months ended December 31, 1997.

AGGREGATED OPTION EXERCISES IN NINE MONTHS ENDED DECEMBER 31, 1997 AND YEAR-END OPTION VALUES

     Shown below is information with respect to the aggregate year-end value of unexercised options to purchase the Company's Common Stock under the 1994 Plan.

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY
                                 SHARES                   OPTIONS AT DECEMBER 31,       OPTIONS AT DECEMBER 31,
                                ACQUIRED      VALUE               1997(#)                     1997($)(2)
                               ON EXERCISE   REALIZED   ---------------------------   ---------------------------
            NAME                   (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------  -----------   --------   -----------   -------------   -----------   -------------
Robert C. Compton                10,000        $--(1)     450,000           0          $180,000          $0
Brenda A. Potosnak                   --          --        26,500        61,000        $ 10,600        $24,400

---------------
(1) Calculated based on the difference between the option exercise price ($0.41 per share) and fair market value on the date of exercise ($0.38 per share).

(2) The fair market value of the Company's Common Stock was $0.81 per share on December 31, 1997.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, Directors and beneficial owners of more than ten percent of the Company's Common Stock to file reports of their ownership of the Company's stock and of changes in such ownership with the SEC and the National Association of Securities Dealers, Inc. SEC regulations require those persons to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that, during the nine months ended December 31, 1997, each person subject to Section 16 of the Exchange Act complied with all applicable filing requirements.

                          MARKET VALUE OF COMMON STOCK

     On March 25, 1998, the average of the closing bid and ask prices of the Common Stock of the Company reported on the NASDAQ National Market was $1.14.

                                    AUDITORS

     The Board of Directors has selected the firm of KPMG Peat Marwick LLP ("Peat Marwick"), independent certified public accountants, to serve as auditors of the Company for the current calendar year. Representatives of Peat Marwick will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions.

                             STOCKHOLDER PROPOSALS

     Any stockholder desiring to have an appropriate proposal presented for action at next year's Annual Meeting of Stockholders, and who wishes to have it shown in the Proxy Statement and form of proxy for the meeting, must notify the Company and submit the proposal in writing for receipt at the Company's principal executive office not later than January 29, 1999. See SEC Rule 14a-8 for additional applicable requirements and procedures.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders and Transition Report on Form 10-K for the transition period ended December 31, 1997, as filed with the SEC, are being mailed with this Proxy Statement to each stockholder of record as of March 25, 1998. Additional copies may be obtained from the Secretary of the Company at the Company's principal executive office located at 515 Shaw Road, Sterling, Virginia, 20166.

                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that will be presented at this year's Annual Meeting of Stockholders. If any other matter arises at the Annual Meeting, it is intended that the shares represented by proxies in the accompanying form will be voted in accordance with the best judgment of the persons acting under the proxies.

                                          By Order of the Board of Directors

                                          Brenda A. Potosnak
                                          Secretary

April 28, 1998

                            STAR TECHNOLOGIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 21, 1998

     The undersigned hereby appoint(s) Brenda A. Potosnak the true and lawful attorney and proxy of the undersigned with full power of substitution, to act and to vote at the Annual Meeting of Stockholders of STAR TECHNOLOGIES, INC. (the "Company"), to be held at the Holiday Inn at 1000 Sully Road, Sterling, Virginia, on May 21, 1998, at 11:00 a.m., Eastern Daylight Time, and at any adjournments of said meeting, the shares of common stock or preferred stock of the Company in the name of the undersigned or that the undersigned may be entitled to vote, upon the matters set forth on the reverse, in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

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                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            STAR TECHNOLOGIES, INC.

                                  MAY 21, 1998

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              --Please Detach and Mail in the Envelope Provided--


A [X] Please mark your
      votes as in this
      example.

                  FOR  WITHHOLD    NOMINEE: Alan O. Maxwell
  1. Election of  [ ]    [ ]
     one(1)
     Director

  (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list to the right.)

  The shares represented by this proxy will be voted according to the directions indicated hereon, or, IF NO DIRECTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH ITEM OF BUSINESS.

  IT IS UNDERSTOOD THAT THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED. THE PROXIES INTEND TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON SUCH MATTERS, IF ANY, AS DETERMINED BY THE BOARD OF DIRECTORS.

  PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING

                                        Will attend  [ ]
                                            meeting


SIGNATURE                DATE       SIGNATURE                    DATE
         ----------------     -----           ------------------     -----
                                              SIGNATURE IF HELD JOINTLY

NOTE: This proxy must be signed exactly as name appears hereon. When shares are being held by joint tenants, both shall sign. Executors, administrators, trustees, guardians and others signing in a representative capacity, and attorneys, should indicate that they sign in a representative capacity. Attorneys should attach powers of attorney. If the signer is a corporation, please sign full corporate name by duly authorized officer.